Exhibit 99.2

EMPLOYEE FAQs

WHAT HAPPENS TO ASSERTIO STOCK

1.	What will happen to Assertio stock as a result of the announcement of the intent to merge with Zyla Life Sciences?

Under the terms of the Agreement, upon the closing of the transaction, Assertio shareholders will retain their Assertio stock, Zyla shareholders will receive 2.5 shares of Assertio stock for each Zyla share held and the newly combined company will retain the Assertio name and trade on the Nasdaq under the ASRT ticker.

2.	What will happen to my vested Assertio stock?

There is no change to your vested Assertio stock, as you own those shares outright. You may buy, sell, or hold your Assertio stock unless you are subject to a trading blackout or other trading prohibition. E*Trade will continue to be the brokerage firm that handles any granted restricted stock units or cash awards.

3.	Can I sell my vested Assertio stock prior to the close of the transaction?

You may buy, sell, or hold your vested Assertio stock unless you are subject to a trading blackout or other trading prohibition through your E*Trade or other brokerage account.

4.	Should I sell my vested Assertio stock prior to the close of the transaction?

We cannot provide you with any advice about whether or not you should sell your vested Assertio stock prior to the close of the transaction. We recommend that you speak with your financial and/or tax advisor. You can also contact E*Trade for more information.

5.	What if I have restricted stock units that will vest prior to the close of the transaction? What will happen to my unvested restricted stock units or cash awards when the transaction closes?

All unvested restricted stock units and cash awards will continue to vest according to their previously communicated vesting schedules.

6.	What are the tax implications if I sell my vested Assertio stock prior to the close of the transaction?

We cannot provide you with any advice about the tax implications should sell your vested Assertio stock prior to the close of the transaction. We recommend that you speak with your financial and/or tax advisor. You can also contact E*Trade for more information.

7.	What happens to the Employee Stock Purchase Plan (ESPP)?

The ESPP will continue to operate as per the most recent plan document, with the next available offering window on June 1, 2020. For more information about the ESPP, please visit ADP.

8.	Will Assertio be granting restricted stock units and or cash awards during the year-end compensation cycle for 2020; typically granted on of each year in February?

We intend to grant restricted stock units and or cash awards during the year-end compensation cycle for 2020 subject to conditions articulated in the plan document and approval of Assertio’s board of directors.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”). The proposed Merger will be submitted to Assertio’s stockholders and Zyla’s stockholders for their consideration. In connection with the proposed Merger, Assertio and Zyla intend to file a joint proxy statement (the “Joint Proxy Statement”) in connection with the solicitation of proxies by Assertio and Zyla in connection with the proposed Merger. Assertio intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Joint Proxy Statement will be included as a prospectus. Assertio also intends to file other relevant documents with the SEC regarding the proposed Merger. The definitive Joint Proxy Statement will be mailed to Assertio’s stockholders and Zyla’s stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF ASSERTIO AND INVESTORS AND STOCKHOLDERS OF ZYLA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Assertio or Zyla with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Assertio at www.assertiotx.com or by directing a request to Assertio’s Investor Relations Department at investor@assertiotx.com or free of charge from Zyla at www.egalet.com or by directing a Zyla’s Investor Relations Department at ir@zyla.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Assertio, Zyla and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Information regarding Assertio’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on April 8, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 10, 2020. Information regarding Zyla’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on November 6, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC on April 30, 2019. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement and other relevant materials relating to the proposed Merger to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are forward-looking statement that reflect Assertio’s management’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio. All statements other than historical facts may be forward-looking statements; words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio. Factors that could cause Assertio’s actual results (or the actual results of the newly combined company) to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the risk that required approvals for the proposed Merger from the stockholders of Assertio or Zyla are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of Assertio or Zyla to terminate the Agreement; (3) the risk of litigation relating to the proposed Merger; (4) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; (5) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (6) unexpected costs, charges or expenses resulting from the proposed Merger; (7) the ability of the Assertio and Zyla to retain and hire key personnel; (8) competitive responses to the proposed Merger and the impact of competitive services; (9) certain restrictions during the pendency of the merger that may impact Assertio’s or Zyla’s ability to pursue certain business opportunities or strategic transaction; (10) potential adverse changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; (12) negative effects of this announcement or the consummation of the proposed Merger on the market price of Assertio’s common stock, credit ratings and operating results; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio and Zyla operate. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Assertio, Zyla or the newly combined company, whether following the implementation of the proposed transaction or otherwise.